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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 2, 2003

                          U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

                 NEVADA                                      76-0364866
  -----------------------------------                   -----------------------
   (State or other jurisdiction of                         (I.R.S. Employer
    incorporation or organization)                        Identification No.)

1300 WEST SAM HOUSTON PARKWAY SOUTH, SUITE 300 HOUSTON, TEXAS       77042
-------------------------------------------------------------     ----------
    (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000




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ITEM 5.  OTHER EVENTS.

On September 2, 2003, U.S. Physical Therapy, Inc. (the "Company") a national operator of physical and occupational therapy outpatient clinics, issued a press release announcing that Larry McAfee has been retained as the new chief financial officer of the Company. The Company's current chief financial officer, J. Michael Mullin, has resigned to pursue other opportunities. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBITS      DESCRIPTION OF EXHIBITS
--------      -----------------------
  99.1        Press release dated September 2, 2003.*

* Furnished herewith



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         U.S. PHYSICAL THERAPY, INC.


Dated: September 2, 2003                 By:  /s/ Roy W. Spradlin
                                              -------------------
                                         Name: Roy W. Spradlin
                                         Title: Chairman, President and
                                                Chief Executive Officer
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EXHIBIT              DESCRIPTION OF EXHIBIT
-------              ----------------------
  99.1               Press release dated September 2, 2003.*

* Furnished herewith